UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 6, 2007, KBS Real Estate Investment Trust, Inc. (the “Company”) filed a Form 8-K dated November 15, 2007 with regard to the acquisition of two six-story office buildings containing 269,233 rentable square feet (the “South Towne Corporate Center I and II”). The Company hereby amends the Form 8-K dated November 15, 2007 to provide the required financial information related to its acquisition of the South Towne Corporate Center I and II on November 30, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

South Towne Corporate Center I and II

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2007 (unaudited) and the Year Ended December 31, 2006	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2007 (unaudited) and the Year Ended December 31, 2006	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of September 30, 2007	F-6

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2007	F-9

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2006	F-13

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: January 4, 2008	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the South Towne Corporate Center I and II for the year ended December 31, 2006. This statement is the responsibility of the South Towne Corporate Center I and II’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the South Towne Corporate Center I and II’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the South Towne Corporate Center I and II’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the South Towne Corporate Center I and II’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the South Towne Corporate Center I and II for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

December 14, 2007

SOUTH TOWNE CORPORATE CENTER I AND II

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2007 (unaudited)

and the Year Ended December 31, 2006

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006
	(unaudited)
Revenues:
Rental income	$3,394,782	$2,829,586
Tenant reimbursements	950,309	1,065,247

Total revenues	4,345,091	3,894,833

Expenses:
Real estate and other property-related taxes	367,925	417,711
Utilities	411,737	400,992
Repairs and maintenance	436,646	354,952
General and administrative expenses	104,612	122,210
Security	90,744	107,659
Insurance	104,946	97,474

Total expenses	1,516,610	1,500,998

Revenues over certain operating expenses	$2,828,481	$2,393,835

See accompanying notes.

SOUTH TOWNE CORPORATE CENTER I AND II

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2007 (unaudited)

and the Year Ended December 31, 2006

1.	DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

On November 30, 2007, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through an indirect wholly owned subsidiary, two six-story office buildings containing approximately 269,233 rentable square feet (the “South Towne Corporate Center I and II”) from Workers Compensation Fund of Utah, an unaffiliated entity. The South Towne Corporate Center I and II is located on an approximate 10.7-acre parcel of land in Sandy, Utah. The purchase price for the South Towne Corporate Center I and II was approximately $49.8 million plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary type of properties KBS REIT may invest in include office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The South Towne Corporate Center I and II is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of the South Towne Corporate Center I and II have been excluded. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the South Towne Corporate Center I and II.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the South Towne Corporate Center I and II was acquired from an unaffiliated party and (ii) based on due diligence of the South Towne Corporate Center I and II by KBS REIT, management is not aware of any material factors relating to the South Towne Corporate Center I and II that would cause this financial information not to be necessarily indicative of future operating results.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rents. The adjustment to deferred rents increased revenue by approximately $253,081 for the year ended December 31, 2006 and increased revenue by $4,142 for the nine months ended September 30, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS (UNAUDITED)

As of December 31, 2006, the South Towne Corporate Center I and II was 86% leased by four tenants, including Credit Suisse First Boston (54%) and E*Trade Financial Corporation (28%). The Credit Suisse First Boston lease expires November 2008, and as of December 31, 2006, the aggregate annual rental rate was $2.6 million. The Credit Suisse First Boston lease has subleases associated with approximately 87% of its space. The E*Trade Financial Corporation lease expires October 2016, and as of December 31, 2006, the aggregate annual rental rate was $1.7 million. As of December 31, 2006, the aggregate annual base rent for all tenants was approximately $4.5 million, and the weighted-average remaining lease term for the existing tenants was approximately 4.7 years. Aggregate annual base rent is based on the minimum contractual base rent as of December 31, 2006 multiplied by 12.

SOUTH TOWNE CORPORATE CENTER I AND II

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Nine Months Ended September 30, 2007 (unaudited)

and the Year Ended December 31, 2006

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2006, future minimum rental receipts due under lease commitments for the years ending December 31 are as follows (in thousands):

2007	$4,545
2008	4,565
2009	2,187
2010	2,252
2011	2,297
Thereafter	10,817

$26,663

6.	RELATED PARTY TRANSACTIONS

During 2006, the South Towne Corporate Center I and II was managed by an affiliate of the seller. Property management fees were included in general and administrative expenses in the accompanying statement of revenues over certain operating expenses and totaled $12,000 for the year ended December 31, 2006 and $9,000 for the nine months ended September 30, 2007.

7.	INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the nine months ended September 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2006 and September 30, 2007, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2006 and the nine months ended September 30, 2007, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2006 and the consolidated financial statements as of and for the three and nine months ended September 30, 2007 have been included in KBS REIT’s prior filings with the Commission. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Sabal Pavilion Building, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings, the 625 Second Street Building, the Sabal VI Building, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Opus National Industrial Portfolio, the National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, ADP Plaza, Patrick Henry Corporate Center, Woodfield Preserve Office Center, the Nashville Flex Portfolio, and Rivertech I & II, which have been included KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of September 30, 2007 has been prepared to give effect to the acquisitions of ADP Plaza, Woodfield Preserve Office Center, the Nashville Flex Portfolio, Patrick Henry Corporate Center, the South Towne Corporate Center I and II, San Diego Office Portfolio B-Note, Petra Subordinated Debt, the 4929 Wilshire B-Note and Artisan Multifamily Portfolio Mezzanine Loan (collectively, the “Q4 2007 Acquisitions”) and the probable acquisitions of Rivertech I & II and the Arden Southern California Office Portfolio Mezzanine Loans (collectively, the “Probable Acquisitions”), as if these assets were acquired on September 30, 2007. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including additional borrowings due to acquisitions that closed subsequent to September 30, 2007 and the payoff of the One Madison Park Mezzanine Loan Receivable that occurred subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for year ended December 31, 2006 and the nine months ended September 30, 2007 have been prepared to give effect to the acquisitions of (i) the Sabal Pavilion Building, the First Tribeca Mezzanine Loan, the Plaza in Clayton Building, Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio (collectively, the “2006 Acquisitions”); (ii) the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, the Tribeca Senior Loan Participation, the Opus National Industrial Portfolio, the National Industrial Portfolio, Plano Corporate Center I & II, the 2200 West Loop South Building, the 200 Professional Drive Loan Origination, the Lawrence Village Plaza Loan Origination, the 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan (collectively, the “Q1, Q2, and Q3 2007 Acquisitions”); (iii) the Q4 2007 Acquisitions and (iv) the Probable Acquisitions as if these assets were all acquired on January 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2006 Acquisitions, the Q1, Q2 and Q3 2007 Acquisitions, the Q4 2007 Acquisitions and the Probable Acquisitions all been acquired on January 1, 2006. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2007

(in thousands, except share amounts)

		Pro Forma Adjustments
			Q4 2007 Acquisitions																		Probable Acquisitions
	KBS Real Estate Invest- ment Trust Historical (a)	Q1, Q2 and Q3 2007 Adjust- ments (b)	ADP Plaza (c)		Wood- field Preserve Office Center (d)		Nash- ville Flex Port- folio (e)		Patrick Henry Corpo- rate Center (f)		South Towne Corporate Center I and II (g)		San Diego Office Port- folio B- Note (h)		Petra Subordi- nated Debt (i)		4929 Wilshire B- Note (j)		Artisan Multi- family Port- folio Mezzanine Loan (k)		Arden Southern California Office Port- folio Mezzanine Loans (l)		Rivertech I & II (m)		Pro Forma Total
Assets
Real estate:
Land	$187,778	$—	$5,100	(n)	$7,001	(n)	$8,350	(n)	$1,403	(n)	$4,600	(n)	$—		$—		$—		$—		$—		$12,000	(n)	$226,232
Buildings and improvements, net	886,913	—	26,553	(n)	105,407	(n)	41,835	(n)	15,977	(n)	42,460	(n)	—		—		—		—		—		30,089	(n)	1,149,234
Tenant origination and absorption costs, net	109,134	—	2,202	(n)	16,196	(n)	4,606	(n)	1,571	(n)	3,461	(n)	—		—		—		—		—		4,263	(n)	141,433

Total real estate, net	1,183,825	—	33,855		128,604		54,791		18,951		50,521		—		—		—		—		—		46,352		1,516,899
Real estate loans receivable	150,723	(21,000)	—		—		—		—		—		13,400		50,000		2,540		15,850		144,500		—		356,013

Total real estate investments, net	1,334,548	(21,000)	33,855		128,604		54,791		18,951		50,521		13,400		50,000		2,540		15,850		144,500		46,352		1,872,912
Cash and cash equivalents	102,260	—	—		—		—		—		—		—		—		—		—		—		—		102,260
Restricted cash and cash at consolidated joint venture	8,977	—	—		—		—		—		—		—		—		—		—		—		—		8,977
Marketable securities	16,600	—	—		—		—		—		—		—		—		—		—		—		—		16,600
Rents and other receivables	5,206	—	—		—		—		—		—		—		—		—		—		—		—		5,206
Above-market leases, net	12,703	—	146	(n)	8,569	(n)	790	(n)	119	(n)	—		—		—		—		—		—		2,451	(n)	24,778
Deferred financing costs, prepaid and other assets	31,920	—	53	(o)	158	(o)	192	(o)	104	(o)	79	(o)	101	(p)	375	(p)	59	(p)	180	(p)	1,084	(p)	345	(o)	34,650

Total assets	$1,512,214	$(21,000)	$34,054		$137,331		$55,773		$19,174		$50,600		$13,501		$50,375		$2,599		$16,030		$145,584		$49,148		$2,065,383

Liabilities and Stockholders’ Equity
Notes payable	$855,071	$(4,537)	$20,900		$68,400		$32,430		$11,100		$25,200		$—		$—		$—		$—		$100,000		$27,635		$1,136,199
Accounts payable and accrued liabilities	15,051	—	—		—		—		—		—		—		—		—		—		—		—		15,051
Due to affiliates	5,378	—	—		—		—		—		—		—		—		—		—		—		—		5,378
Distributions payable	3,708	—	—		—		—		—		—		—		—		—		—		—		—		3,708
Below-market leases, net	36,429	—	550	(n)	632	(n)	884	(n)	114	(n)	214	(n)	—		—		—		—		—		2,745	(n)	41,568
Other liabilities	4,904	—	—		—		—		—		—		—		—		—		—		—		—		4,904

Total liabilities	920,541	(4,537)	21,450		69,032		33,314		11,214		25,414		—		—		—		—		100,000		30,380		1,206,808

Commitments and contingencies
Redeemable stock	8,037	—	—		—		—		—		—		—		—		—		—		—		—		8,037
Minority interest	20,525	—	—		—		—		—		—		—		—		—		—		—		—		20,525
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—		—		—		—		—		—		—		—		—		—		—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 66,945,144 shares issued and outstanding, 96,794,729 pro forma shares	669	(18)	14		76		25		9		28		15		56		3		18		51		20		966
Additional paid-in capital	587,871	(16,445)	12,590		68,223		22,434		7,951		25,158		13,486		50,319		2,596		16,012		45,533		18,748		854,476
Other comprehensive loss	(1,084)	—	—		—		—		—		—		—		—		—		—		—		—		(1,084)
Cumulative distributions and net loss	(24,345)	—	—		—		—		—		—		—		—		—		—		—		—		(24,345)

Total stockholders’ equity	563,111	(16,463)	12,604		68,299		22,459		7,960		25,186		13,501		50,375		2,599		16,030		45,584		18,768		830,013

Total liabilities and stockholders’ equity	$1,512,214	$(21,000)	$34,054		$137,331		$55,773		$19,174		$50,600		$13,501		$50,375		$2,599		$16,030		$145,584		$49,148		$2,065,383

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2007

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of September 30, 2007.

(b)	Represents adjustments related to first, second and third quarter acquisitions to reflect November 16, 2007 payoff of unsecured bridge loan facility of $76.4 million (of which $24.3 million was paid down on September 21, 2007) associated with purchase of Opus National Industrial Portfolio and subsequent secured, one-year bridge loans for each of the eight properties in the Opus National Portfolio that total a principal amount of $68.5 million in the aggregate, and substitution of ADP Plaza as collateral for an existing $20.9 million fixed rate loan that had been secured by three properties in the Opus National Industrial Portfolio. Also represents November 19, 2007 payoff of the One Madison Park Mezzanine Loan Receivable, which had a principal balance of $21.0 million.

(c)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of ADP Plaza. The purchase price of approximately $33.5 million (including closing costs) was funded through a substitution of ADP Plaza as collateral under an existing $20.9 million fixed rate loan and proceeds from the issuance of approximately 1,407,847 shares of stock from KBS REIT’s initial ongoing public offering.

(d)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Woodfield Preserve Office Center. The purchase price of approximately $136.5 million (including closing costs) was funded with a $68.4 million 90-day, secured bridge loan and proceeds from the issuance of approximately 7,629,120 shares of stock from KBS REIT’s initial ongoing public offering.

(e)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Nashville Flex Portfolio. The purchase price of approximately $54.7 million (including closing costs) was funded with a $32.4 million one-year, secured bridge loan and proceeds from the issuance of approximately 2,508,864 shares of stock from KBS REIT’s initial ongoing public offering.

(f)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of Patrick Henry Corporate Center. The purchase price of approximately $19.0 million (including closing costs) was funded with an $11.1 million one-year, secured bridge loan and proceeds from the issuance of approximately 888,958 shares of stock from KBS REIT’s initial ongoing public offering.

(g)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the South Towne Corporate Center I and II. The purchase price of approximately $50.3 million (including closing costs) was funded with a $25.2 million 90-day, secured bridge loan and proceeds from the issuance of approximately 2,813,367 shares of stock from KBS REIT’s initial ongoing public offering.

(h)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the San Diego Office Portfolio B-Note. The purchase price of $13.5 million (including closing costs) was funded with net proceeds from the issuance of approximately 1,508,040 shares of stock from KBS REIT’s initial ongoing public offering.

(i)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of Petra Subordinated Debt. The purchase price of $50.4 million (including closing costs) was funded with net proceeds from the issuance of approximately 5,627,016 shares of stock from KBS REIT’s initial ongoing public offering.

(j)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the 4929 Wilshire B-Note. The purchase price of $2.6 million (including closing costs) was funded from the issuance of approximately 290,310 shares of stock from KBS REIT’s initial ongoing public offering.

(k)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Artisan Multifamily Portfolio Mezzanine Loan. The purchase price of $16.0 million (including closing costs) was funded from the issuance of approximately 1,790,599 shares of stock from KBS REIT’s initial ongoing public offering.

(l)	Represents the estimated purchase price of the Arden Southern California Office Portfolio Mezzanine Loans of $145.6 million (including closing costs) which is anticipated to be funded with financing of approximately $100.0 million from repurchase agreements and from the issuance of approximately 5,091,821 shares of stock from KBS REIT’s initial ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at January 3, 2008.

(m)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of Rivertech I & II. The estimated purchase price of $46.1 million (including estimated closing costs) is anticipated to be funded with a $27.6 million one-year, secured bridge loan and net proceeds from the issuance of approximately 2,096,496 shares of stock from KBS REIT’s initial ongoing public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at January 3, 2008.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET (continued)

As of September 30, 2007

(n)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(o)	Represents loan fees incurred on the financing of ADP Plaza, Woodfield Preserve Office Center, the Nashville Flex Portfolio, Patrick Henry Corporate Center, and the South Towne Corporate Center I and II. It also represents estimated loan fees for Rivertech I & II.

(p)	Represents total acquisition costs for the San Diego Office Portfolio B-Note, Petra Subordinated Debt, 4929 Wilshire B-Note, and Artisan Multifamily Portfolio Mezzanine Loan, as well as estimated acquisition costs for the Arden Southern California Office Portfolio Mezzanine Loans.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2007

(in thousands, except share amounts)

		Pro Forma Adjustments
						Q4 2007 Acquisitions																		Probable Acquisitions				Pro Forma Total
	KBS Real Estate Investment Trust Historical (a)	2006 Acquis- itions (b)		Q1, Q2 and Q3 2007 Adjust- ments (c)		ADP Plaza		Wood- field Preserve Office Center		Nash- ville Flex Portfolio		Patrick Henry Corporate Center		South Towne Corporate Center I and II		San Diego Office Portfolio B- Note		Petra Subordi- nated Debt		4929 Wilshire B- Note		Artisan Multi- family Port- folio Mezz- anine Loan		Arden Southern California Office Portfolio Mezzanine Loans		Rivertech I & II
Revenues:
Rental income	$35,256	$(465	)(d)	$39,063	(d)	$2,692	(d)	$7,526	(d)	$3,475	(d)	$1,333	(d)	$3,596	(d)	$—		$—		$—		$—		$—		$2,688	(d)	$95,164
Tenant reimbursements	6,109	—		8,904	(e)	127	(e)	6,266	(e)	948	(e)	—		950	(e)	—		—		—		—		—		439	(e)	23,743
Interest income from real estate loan receivable	7,406	—		5,059		—		—		—		—		—		1,175	(f)	3,421	(g)	248	(h)	2,470	(i)	23,719	(j)	—		43,498
Parking revenues and other operating income	1,158	—		492	(k)	632	(k)	—		—		7	(k)	—		—		—		—		—		—		—		2,289

Total revenues	49,929	(465)		53,518		3,451		13,792		4,423		1,340		4,546		1,175		3,421		248		2,470		23,719		3,127		164,694

Expenses:
Operating, maintenance and management	6,379	—		29,124	(l)	1,198	(l)	2,718	(l)	564	(l)	390	(l)	1,149	(l)	—		—		—		—		—		212	(l)	41,734
Real estate and other property-related taxes	5,394	—		4,919	(m)	262	(m)	3,967	(m)	518	(m)	121	(m)	368	(m)	—		—		—		—		—		470	(m)	16,019
Asset management fees to affiliate	2,847	3	(n)	2,713	(n)	188	(n)	768	(n)	308	(n)	107	(n)	283	(n)	75	(n)	234	(n)	14	(n)	79	(n)	723	(n)	259	(n)	8,601
General and adminis trative expenses	2,682	—		—		—		—		—		—		—		—		—		—		—		—		—		2,682
Depreciation and amortization	20,806	(995	)(o)	19,663	(o)	1,078	(o)	4,439	(o)	1,886	(o)	669	(o)	1,241	(o)	—		—		—		—		—		1,169	(o)	49,956

Total operating expenses	38,108	(992)		56,419		2,726		11,892		3,276		1,287		3,041		75		234		14		79		723		2,110		118,992

Operating income (loss)	11,821	527		(2,901)		725		1,900		1,147		53		1,505		1,100		3,187		234		2,391		22,996		1,017		45,702

Other income (expenses):
Interest expense	(17,629)	31		(26,443	)(p)	(878	)(r)	(3,459	)(r)	(1,640	)(r)	(561	)(r)	(1,274	)(r)	—		—		—		—		(4,080	)(r)	(1,397	)(r)	(57,330)
Interest income and other revenues	3,773	—		61		—		—		—		—		—		—		—		—		—		—		—		3,834

Total other income (expenses), net	(13,856)	31		(26,382)		(878)		(3,459)		(1,640)		(561)		(1,274)		—		—		—		—		(4,080)		(1,397)		(53,496)

Net loss before minority interest	(2,035)	558		(29,283)		(153)		(1,559)		(493)		(508)		231		1,100		3,187		234		2,391		18,916		(380)		(7,794)
Minority interest in loss of consolidated entity	(850)	—		(7,526	)(q)	—		—		—		—		—		—		—		—		—		—		—		(8,376)

Net income (loss)	$(1,185)	$558		$(21,757)		$(153)		$(1,559)		$(493)		$(508)		$231		$1,100		$3,187		$234		$2,391		$18,916		$(380)		$582

Income(loss) per share, basic and diluted	$(0.03)																											$0.01

Weighted-average number of common shares, issued and outstanding	36,874,092																											96,794,729

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For Nine Months Ended September 30, 2007

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of September 30, 2007.

(b)	Represents pro forma adjustments to historical operations of KBS REIT to give effect to acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, and the Midland Industrial Portfolio, all acquired during 2006, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, all acquired during the third quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan has been previously filed with the Commission.

(d)	Represents base rental income, including amortization of above-market lease assets and below-market lease liabilities for the nine months ended September 30, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007), based on historical operations of the previous owners.

(f)	Represents interest income from loan receivable for San Diego Office Portfolio B-Note (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007) at a fixed rate of 5.775% per annum. The loan receivable with an original and current principal balance of $20.0 million was purchased at a $6.6 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. For the nine months ended September 30, 2007, $317,000 is included in interest income. Amount also includes amortization of prepaid interest income over the term of the loan receivable and an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents interest income from two $25 million loan receivables for the Petra Subordinated Debt (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007) both at a fixed rate of 11.5% per annum. Amount also includes an offset for the amortization over the term of the receivables of closing costs related to the acquisition.

(h)	Represents interest income from loan receivable for the 4929 Wilshire B-Note (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007) at fixed rate of 6.05% per annum. The loan receivable with an original and current principal balance of $4.0 million was purchased at a $1.5 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. For the nine months ended September 30, 2007, $71,000 is included in interest income. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2007 (continued)

(i)	Represents interest income from loan receivable for the Artisan Multifamily Portfolio Mezzanine Loan (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007) at a variable rate equal to 30-day LIBOR plus 250 basis points, with a 30-day LIBOR cap of 6.0%. The loan receivable with an original and current principal balance of $20.0 million was purchased at a $4.1 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. For the nine months ended September 30, 2007, $1.7 million is included in interest income. The average rate for the period was 7.87%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(j)	Represents interest income from loan receivable for the Arden Southern California Office Portfolio Mezzanine Loans (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007). The M2 Mezzanine Loan bears interest at a floating rate of one-month LIBOR plus 350 basis points (average rate of 8.87% for the period). The M3 Mezzanine Loan bears interest at a floating rate of one-month LIBOR plus 525 basis points and (average rate of 10.62% for the period). The M2 and M3 loan receivables with original and current principal balances of $100.0 million and $75.0 million are expected to be purchased at $16.0 million and $14.5 million discounts, respectively. The discounts are recognized as interest income over the remaining life of the loans using the effective interest method. For the nine months ended September 30, 2007, $7.0 million and $6.5 million are included in interest income for M2 and M3 loan receivables, respectively. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition. Though the terms of the acquisition are still being negotiated and there is no assurance that the acquisition will close, KBS REIT believes the acquisition is reasonably probable at January 3, 2008.

(k)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007), based on historical operations of the previous owner.

(l)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007), based on historical operations of the previous owner.

(m)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007), based on historical operations of the previous owner.

(n)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007) that would be due to affiliates had the assets been acquired on January 1, 2006. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

(o)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2007 (continued)

(p)	Represents adjustments to interest expense, including amortization of loan fees, relating to subsequent secured financing for the following real properties purchased in the first, second, and third quarters of 2007:

Loan Amount
Fixed rate loan secured by the Bridgeway Technology Center, which bears interest at a rate of 6.07% per annum	$26,824,391
Fixed rate loan secured by the Royal Ridge Building, which bears interest at a rate of 5.96% per annum	$21,718,000
Mezzanine loan secured by the Sabal VI Building, which bears interest at a variable rate of 30-day LIBOR plus 150 basis points for the first full eight months and 30-day LIBOR plus 250 points thereafter (average rate of 7.84% for the period)	$3,000,000
Repurchase agreement, which bears interest at a variable rate of 30-day LIBOR plus 85 basis points (average rate of 6.19% for the period)	$13,260,747
Eight one-year secured bridge loans on each of the Opus National Industrial Portfolio properties, which for the first 30 days bear fixed interest rate of 140 basis points over 30-day LIBOR (average rate of 6.74% for the period)	$68,496,758

(q)	Represents minority interest share of 20% of the net loss on National Industrial Portfolio (not reflected in the historical statement of operations of KBS REIT for the nine months ended September 30, 2007).

(r)	Represents interest expense incurred on the following long-term loans secured to purchase respective acquisitions, including amortization of deferred financing costs:

Loan Amount
Fixed rate loan secured by the ADP Plaza, which bears interest at a rate of 5.56% per annum	$20,900,000
90-day bridge loan secured by the Woodfield Preserve Office Center, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.74% for the period)	$68,400,000
One-year bridge loan secured by the Nashville Flex Portfolio, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.74% for the period)	$32,430,000
One-year bridge loan secured by the Patrick Henry Corporate Center, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.74% for the period)	$11,100,000
90-day bridge loan secured by the South Towne Corporate Center I and II, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.74% for the period)	$25,200,000
Anticipated repurchase agreements to be secured by the Arden Southern California Office Portfolio Mezzanine Loans, which are estimated to bear interest at a variable rate of 30-day LIBOR plus 75 basis points (average of 6.12% for the period). The terms of the repurchase agreements are preliminary and still subject to negotiation.	$100,000,000
Anticipated one-year bridge loan to be secured by Rivertech I & II, which is estimated to bear interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.74% for the period). The terms of the bridge loan are preliminary and still subject to negotiation.	$27,634,687

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(in thousands, except share amounts)

		Pro Forma Adjustments
						Q4 2007 Acquisitions																		Probable Acquisitions				Pro Forma Total
	KBS Real Estate Invest- ment Trust Historical (a)	2006 Acqui- sitions (b)		Q1, Q2 and Q3 2007 Adjust- ments (c)		ADP Plaza		Wood- field Preserve Office Center		Nashville Flex Portfolio		Patrick Henry Corpo- rate Center		South Towne Corporate Center I and II		San Diego Office Portfolio B- Note		Petra Sub- ordinated Debt		4929 Wilshire B- Note		Artisan Multi- family Port- folio Mezza- nine Loan		Arden Southern California Office Port- folio Mezzanine Loans		River- tech I & II
Revenues:
Rental income	$4,337	$14,262	(d)	$67,716	(d)	$3,884	(d)	$10,250	(d)	$4,498	(d)	$1,844	(d)	$3,088	(d)	$—		$—		$—		$—		$—		$2,605	(d)	$112,484
Tenant reimbursements	524	2,415	(e)	15,704	(e)	201	(e)	7,774	(e)	1,049	(e)	—		1,065	(e)	—		—		—		—		—		531	(e)	29,263
Interest income from real estate loan receivable	777	881		14,180		—		—		—		—		—		1,527	(f)	5,466	(g)	321	(h)	3,778	(i)	32,239	(j)	—		59,169
Parking revenues and other operating income	280	1,114	(k)	1,044	(k)	905	(k)	—		—		25	(k)	—		—		—		—		—		—		—		3,368

Total revenues	5,918	18,672		98,644		4,990		18,024		5,547		1,869		4,153		1,527		5,466		321		3,778		32,239		3,136		204,284

Expenses:
Operating, maintenance and management	1,080	3,270	(l)	16,551	(l)	1,622	(l)	3,611	(l)	917	(l)	456	(l)	1,083	(l)	—		—		—		—		—		331	(l)	28,921
Real estate and other property-related taxes	787	2,462	(m)	7,932	(m)	326	(m)	5,447	(m)	666	(m)	152	(m)	418	(m)	—		—		—		—		—		598	(m)	18,788
Asset management fees to affiliate	369	1,336	(n)	5,604	(n)	251	(n)	1,024	(n)	410	(n)	142	(n)	377	(n)	101	(n)	375	(n)	19	(n)	119	(n)	1,084	(n)	345	(n)	11,556
General and administrative expenses	1,219	—		—		—		—		—		—		—		—		—		—		—		—		—		1,219
Depreciation and amortization	2,538	6,981	(o)	39,882	(o)	1,440	(o)	5,827	(o)	2,260	(o)	785	(o)	1,525	(o)	—		—		—		—		—		1,280	(o)	62,518

Total operating expenses	5,993	14,049		69,969		3,639		15,909		4,253		1,535		3,403		101		375		19		119		1,084		2,554		123,002

Operating income (loss)	(75)	4,623		28,675		1,351		2,115		1,294		334		750		1,426		5,091		302		3,659		31,155		582		81,282

Other income (expenses):
Interest expense	(2,826)	(5,481)		(41,311	)(p)	(1,171	)(r)	(4,625	)(r)	(2,310	)(r)	(829	)(r)	(1,725	)(r)	—		—		—		—		(5,880	)(r)	(2,150	)(r)	(68,308)
Interest income and other revenues	330	—		—		—		—		—		—		—		—		—		—		—		—		—		330

Total other income (expenses), net	(2,496)	(5,481)		(41,311)		(1,171)		(4,625)		(2,310)		(829)		(1,725)		—		—		—		—		(5,880)		(2,150)		(67,978)

Net loss before minority interest	(2,571)	(858)		(12,636)		180		(2,510)		(1,016)		(495)		(975)		1,426		5,091		302		3,659		25,275		(1,568)		13,304
Minority interest in loss of consolidated entity	—	—		(5,546	)(q)	—		—		—		—		—		—		—		—		—		—		—		(5,546)

Net income (loss)	$(2,571)	$(858)		$(7,090)		$180		$(2,510)		$(1,016)		$(495)		$(975)		$1,426		$5,091		$302		$3,659		$25,275		$(1,568)		$18,850

Income (loss) per share, basic and diluted	$(1.37)																											$0.19

Weighted-average number of common shares, issued and outstanding	1,876,583																											96,794,729

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006

(in thousands, except share amounts)

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2006.

(b)	Represents pro forma adjustments to historical operations of KBS REIT to give effect to acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, and the Midland Industrial Portfolio, all acquired during 2006, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio has been previously filed with the Commission.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington, all acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation, all acquired during the second quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Royal Ridge Building, Bridgeway Technology Center, 9815 Goethe Road Building, Second Tribeca Mezzanine Loan, and Tribeca Senior Loan Participation has been previously filed with the Commission. Also represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan, all acquired during the third quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Opus National Industrial Portfolio, National Industrial Portfolio, Plano Corporate Center I & II, 2200 West Loop South Building, 200 Professional Drive Loan Origination, Lawrence Village Plaza Loan Origination, 11 South LaSalle Loan Origination, and One Madison Park Mezzanine Loan has been previously filed with the Commission.

(d)	Represents base rental income, amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2006. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owners.

(f)	Represents interest income from loan receivable for San Diego Office Portfolio B-Note (not reflected in the 2006 historical statement of operations of KBS REIT) at a fixed rate of 5.775% per annum. The loan receivable with an original and current principal balance of $20.0 million was purchased at a $6.6 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. For the year ended December 31, 2006, $383,000 is included in interest income. Amount also includes amortization of prepaid interest income over the term of the loan receivable and an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents interest income from two $25 million loan receivables for the Petra Subordinated Debt (not reflected in the 2006 historical statement of operations of KBS REIT) both at a fixed rate of 11.5% per annum. Amount also includes an offset for the amortization over the term of the receivables of closing costs related to the acquisition.

(h)	Represents interest income from loan receivable for the 4929 Wilshire B-Note (not reflected in the 2006 historical statement of operations of KBS REIT) at fixed rate of 6.05% per annum. The loan receivable with an original and current principal balance of $4.0 million was purchased at a $1.5 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. For the year ended December 31, 2006, $85,000 is included in interest income. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006 (continued)

(i)	Represents interest income from loan receivable for the Artisan Multifamily Portfolio Mezzanine Loan (not reflected in the 2006 historical statement of operations of KBS REIT) at a variable rate equal to 30-day LIBOR plus 250 basis points, with a 30-day LIBOR cap of 6.0%. The loan receivable with an original and current principal balance of $20.0 million was purchased at a $4.1 million discount. The discount is recognized as interest income over the remaining life of the loan using the effective interest method. For the year ended December 31, 2006, $2.4 million is included in interest income. The average rate for the period was 7.63%. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(j)	Represents interest income from loan receivable for the Arden Southern California Office Portfolio Mezzanine Loans (not reflected in the 2006 historical statement of operations of KBS REIT). The M2 Mezzanine Loan bears interest at a floating rate of one-month LIBOR plus 350 basis points (average rate of 8.63% for the period). The M3 Mezzanine Loan bears interest at a floating rate of one-month LIBOR plus 525 basis points (average rate of 10.38% for the period). The M2 and M3 loan receivables with original and current principal balances of $100.0 million and $75.0 million are expected to be purchased at $16.0 million and $14.5 million discounts, respectively. The discounts are recognized as interest income over the remaining life of the loans using the effective interest method. For the year ended December 31, 2006, $9.0 million and $8.0 million are included in interest income for M2 and M3 loan receivables, respectively. Amount also includes an offset for the amortization over the term of the receivable of closing costs related to the acquisition. Though the terms of the acquisition are still being negotiated and there is no assurance that the acquisition will close, KBS REIT believes the acquisition is reasonably probable at January 3, 2008.

(k)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(l)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(m)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(n)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006) that would be due to affiliates had the assets been acquired on January 1, 2006. For all investments other than the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments. For KBS REIT’s investment in the joint venture that owns the National Industrial Portfolio, the asset management fee is calculated as a monthly fee equal to one-twelfth of 0.27% of the cost of the joint venture investment, which equals the product of (i) the amount actually paid or allocated to the purchase, development, construction or improvement of properties by the joint venture, inclusive of expenses related thereto, and the amount of any outstanding debt associated with such properties and the venture and (ii) the percentage that represents KBS REIT’s economic interest in the joint venture.

(o)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of lease.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2006 (continued)

(p)	Represents adjustments to interest expense, including amortization of loan fees, relating to subsequent secured financing for the following real properties purchased in the first, second, and third quarters of 2007:

Loan Amount
Fixed rate loan secured by the Bridgeway Technology Center, which bears interest at a rate of 6.07% per annum	$26,824,391
Fixed rate loan secured by the Royal Ridge Building, which bears interest at a rate of 5.96% per annum	$21,718,000
Fixed rate loan secured by the Sabal VI Building, which bears interest at a rate of 5.14% per annum for the first two years and 5.84% thereafter	$11,040,000
Mezzanine loan secured by the Sabal VI Building, which bears interest at a variable rate of 30-day LIBOR plus 150 basis points for the first full eight months and 30-day LIBOR plus 250 points thereafter (average rate of 6.96% for the period)	$3,000,000
Repurchase agreement, which bears interest at a variable rate of 30-day LIBOR plus 85 basis points (average rate of 5.98% for the period)	$13,260,747
Eight one-year secured bridge loans on each of the Opus National Industrial Portfolio properties, which for the first 30 days bear fixed interest rate of 140 basis points over 30-day LIBOR (average rate of 6.53% for the period)	$68,496,758

(q)	Represents minority interest share of 20% of the net loss on National Industrial Portfolio (not reflected in the 2006 historical statement of operations on KBS REIT).

(r)	Represents interest expense incurred on the following long-term loans secured to purchase respective acquisitions, including amortization of deferred financing costs:

Loan Amount
Fixed rate loan secured by the ADP Plaza, which bears interest at a rate of 5.56% per annum	$20,900,000
90-day bridge loan secured by the Woodfield Preserve Office Center, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.53% for the period)	$68,400,000
One-year bridge loan secured by the Nashville Flex Portfolio, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.53% for the period)	$32,430,000
One-year bridge loan secured by the Patrick Henry Corporate Center, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.53% for the period)	$11,100,000
90-day bridge loan secured by the South Towne Corporate Center I and II, which bears interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.53% for the period)	$25,200,000
Anticipated repurchase agreements to be secured by the Arden Southern California Office Portfolio Mezzanine Loans, which are estimated to bear interest at a variable rate of 30-day LIBOR plus 75 basis points (average of 5.88% for the period). The terms of the repurchase agreements are preliminary and still subject to negotiation.	$100,000,000
Anticipated one-year bridge loan to be secured by Rivertech I & II, which is estimated to bear interest at a variable rate of 30-day LIBOR plus 140 basis points (average of 6.53% for the period). The terms of the bridge loan are preliminary and still subject to negotiation.	$27,634,687